                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /      Preliminary Proxy Statement

/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

/ /      Definitive Proxy Statement

/ /      Definitive Additional Materials

/X/      Soliciting Material Pursuant to Section 240.14a-12

                                MOTO PHOTO, INC.
                (Name of Registrant as Specified in its Charter)

                                 NOT APPLICABLE
       (Name of Person(s) Filing Proxy Statement if Other Than Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/      No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies: ______________________.

         2)       Aggregate number of securities to which transaction applies:
                  ______________________.

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                  ______________________.

         4)       Proposed maximum aggregate value of transaction:
                  _________________.

         5)       Total fee paid: ___________________.

/ /      Fee  paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid: __________________.

         2)       Form, Schedule or Registration Statement No.:
                  _________________.

         3)       Filing Party: __________________________.

         4)       Date Filed: ___________________________.

      THE FOLLOWING IS THE TEXT OF POWERPOINT SLIDES SHOWN AT THE MOTO PHOTO, INC. FRANCHISEE MEETING ON SEPTEMBER 20, 2000.


                                   MOTO
                                  CONCEPT
                                   2000
                            EXPLODING INTO THE
                               NEW MILLENIUM

PHOTOCHANNEL
BENEFITS TO MOTO STAKEHOLDERS
FRANCHISEES


FINANCIAL                                   STRATEGIC
---------                                   ---------
  -  Major Zee Financial Assistance           -  Fully Embracing Digital
  -  Internet Solutions                       -  Owner In World Wide Internet Provider
  -  Increased Consumer Visibility            -  Increases Moto's Net Worth
  -  Increased Marketing                      -  Currency (Stock) For Acquisitions
  -  Higher Sales & Profits                   -  Expanded System
                                              -  Talent
                                                 -  Strategic
                                                 -  Financial
                                                 -  Networking
                                              -  Strengthens Franchise System
                                              -  Bigger Player

PHOTOCHANNEL
BENEFITS TO MOTO STAKEHOLDERS
SHAREHOLDERS


FINANCIAL                                   STRATEGIC
---------                                   ---------
  -  Triple Stock Price                       -  Fully Embracing Digital
  -  Market Liquidity                         -  Owner In World Wide Internet Provider
  -  Upside Stock Potential                   -  Currency (Stock) For Acquisitions
  -  Increases Moto's Net Worth               -  Talent
                                                 -  Strategic
                                                 -  Financial
                                                 -  Networking
                                              -  Strengthens Franchise System
                                              -  Bigger Player

                               PHOTOCHANNEL'S

                               PRESENTATION TO

                                  MOTOPHOTO



                                                               [LOGO]

                                                          PHOTOCHANNEL-TM-

                          WHAT CAN PHOTOCHANNEL DO FOR
                                   MOTOPHOTO?


-  Provide the premier dot com strategy for MotoPhoto stores

-  Provide a first-to-market network strategy for MotoPhoto stores

- Provide an enhanced store expansion strategy by repositioning MotoPhoto as embracing digital photography

-  Provide an in-store product diversification strategy

-  Provide the financing for,  and implementation of, these strategies


                                                               [LOGO]
                                       1
                                                          PHOTOCHANNEL-TM-

                          WHAT CAN PHOTOCHANNEL DO FOR
                                   MOTOPHOTO?


                          DOT COM STRATEGY FOR STORES


- Use the PhotoChannel site as a template of the premier online photo site for building customized photo websites for each MotoPhoto store featuring:

   - "Preview & edit...THEN order prints"

     - Online PREVIEW AND EDITING of pictures

     - Online ORDERING of prints in stores or at home

     - For digital & film photographers

     - In-store PICK UP at any MotoPhoto store nationwide

   - An ONLINE MOTOPHOTO camera store featuring in-store pick-up (and return) of online purchases at MotoPhoto;


                                                               [LOGO]
                                       2
                                                          PHOTOCHANNEL-TM-

                          WHAT CAN PHOTOCHANNEL DO FOR
                                   MOTOPHOTO?


                      DOT COM STRATEGY FOR STORES(CONT'D)


             - PERSONAL photo web sites for customers where albums and/or slide shows are posted for sharing with family and friends;

             -  Online photography NEWS, tips and techniques;

             -  Digital camera, film camera & digital imaging SOFTWARE REVIEWS;

             -  Weekly email of photography NEWSLETTER; and,

             - Online COMMUNITY of peers sharing common photo interests including manufacturers' reps.


                                                               [LOGO]
                                       3
                                                           PHOTOCHANNEL-TM-

                          WHAT CAN PHOTOCHANNEL DO FOR
                                   MOTOPHOTO?


                          NETWORK STRATEGY FOR STORES


         - Each store enjoys a FIRST-TO-MARKET advantage as a PRINT FULFILLMENT MEMBER of The PhotoChannel Network

         - Membership results in INCREMENTAL REVENUE from printing for geographically dispersed print origination members seeking a distributed printing solution for their customers

         - Membership in The PhotoChannel Network enables each MotoPhoto store to offer IN-STORE PICK-UP AT MOTOPHOTO STORES NATIONWIDE.


                                                               [LOGO]
                                       4
                                                           PHOTOCHANNEL-TM-

                          WHAT CAN PHOTOCHANNEL DO FOR
                                   MOTOPHOTO?


          NETWORK STRATEGY FOR STORES (CONT'D)


         - By networking Fuji Frontier digital minilabs and having each store become a member of The PhotoChannel Network, each store becomes a PRINT FULFILLMENT MEMBER of THE PHOTOCHANNEL NETWORK;

         - As members, each store receives online orders for prints from MotoPhoto customers as well as from their family and friends nationwide. ORDERS FROM PHOTOCHANNEL'S PRINT ORDER ORIGINATION MEMBERS are also received. These will include the online photo communities such as Zing, Photopoint, MyFamily.com, and MSN Communities;

         -  As a network member, each store's value is enhanced.


                                                               [LOGO]
                                       5
                                                          PHOTOCHANNEL-TM-

                          WHAT CAN PHOTOCHANNEL DO FOR
                                   MOTOPHOTO?


PRODUCT DIVERSIFICATION STRATEGY FOR STORES

   - Like Gateway Country stores, MotoPhoto stores could become demo centers for in-store ordering and next day pick-up of :

      -  Top selling digital and traditional film cameras( and accessories);

      -  Digital cellular phones;

      - Personal digital assistants including Palm, Handspring, PocketPC Compatible devices and Blackberry; and,

      -  Digital Frames( with or without Internet access)


                                                               [LOGO]
                                       6
                                                          PHOTOCHANNEL-TM-

                          WHAT CAN PHOTOCHANNEL DO FOR
                                   MOTOPHOTO?


FINANCE & IMPLEMENTATION STRATEGIES FOR STORES


- $15,000 - $20,000 in network hardware and software delivered by PhotoChannel to MotoPhoto stores with Fuji Frontier digital minilabs installed

- Preferential Fuji Frontier digital minilab delivery to be obtained by PhotoChannel

- Preferential Fuji Frontier digital minilab financing to be provided by PhotoChannel

- Sublicense of the exclusive right to use the MCL online photo print fulfillment solution utilizing Fuji Frontier digital minilabs to be provided by PhotoChannel


                                                               [LOGO]
                                       7
                                                          PHOTOCHANNEL-TM-

                          WHAT CAN PHOTOCHANNEL DO FOR
                                   MOTOPHOTO?


FINANCE & IMPLEMENTATION STRATEGIES FOR STORES (CONT'D)

   - Customizable online photo site template provided to MotoPhoto stores by PhotoChannel

   - Online camera store product fulfillment solution provided by PhotoChannel

   - All content and community features of the PhotoChannel site provided by PhotoChannel

   - Online image storage and retrieval solution provided by PhotoChannel Lifetime archiving guarantee from Fuji provided by PhotoChannel

   -  Lifetime archiving guarantee from Fuji provided by PhotoChannel


                                                               [LOGO]
                                       8
                                                          PHOTOCHANNEL-TM-

                     WHAT CAN PHOTOCHANNEL DO FOR MOTOPHOTO
                                  FRANCHISEES?


   - Provide, finance and implement a comprehensive strategy to embrace digital photography

   - Provide each store a website and all related storage featuring "Preview & Edit...THEN order prints!";

   -  Provide membership in The PhotoChannel Network

   - Create stores as demo centers for the online camera store featuring camera, cellular phone and PDA SALES; and,

   -  Increase in-store traffic with:

      -  "Preview & edit...THEN order prints!" available online in stores

      - In-store pick up of prints ordered online from existing customers, new customers and from photo communities

      -  In-store pick-up ( and return) for online camera store sales.


                                                               [LOGO]
                                       9
                                                          PHOTOCHANNEL-TM-

                     WHAT CAN PHOTOCHANNEL DO FOR MOTOPHOTO
                                   CUSTOMERS?


    ESTABLISH EACH MOTOPHOTO STORE AS A NEIGHBORHOOD DIGITAL IMAGING CENTER
                                   FEATURING:

        -  "Preview & edit ...THEN order prints!"

        -  In-store online access available at each store

        -  In-store pick-up of pictures previewed and edited online

        -  A selection of the latest digital cameras and accessories

        -  In-store pick up (and return) of online camera sales

        - Topical newsletter emailed weekly as the authority on photography news, tips, hints and techniques highlighting each store's "Specials This Week !"


                                                               [LOGO]
                                       10
                                                          PHOTOCHANNEL-TM-

                             SUMMARY OF OPPORTUNITY


- PhotoChannel offers MotoPhoto the opportunity to differentiate, innovate and reposition the Company and its stores:

   - Membership in The PhotoChannel Network DIFFERENTIATES MotoPhoto from other specialty photography retailers;

   - Membership in The PhotoChannel Network positions MotoPhoto as an INNOVATIVE retailer with a First-to-Market advantage; and,

   - Membership in The PhotoChannel Network REPOSITIONS MotoPhoto as a specialty photo retailer dedicated to embracing digital photography.

                                 *  *  *  *  *

The foregoing materials contain statements concerning trends and other forward-looking information affecting or relating to PhotoChannel and Moto Photo and their respective industries that are intended to qualify for the protections afforded "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. In particular, statements regarding the proposed transaction described in this release are based on management's current expectations or beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: (1) the risk that PhotoChannel and Moto Photo businesses will not be integrated successfully; (2) unanticipated delays in achieving or inability to achieve cost reduction and employee productivity goals; (3) cost related to the proposed transaction; (4) inability to obtain, or meeting conditions imposed for, governmental approvals and other conditions for the merger; and (5) failure of the PhotoChannel or Moto Photo stockholders to approve the proposed transaction.

                                 *  *  *  *  *

In connection with the business combination transaction, PhotoChannel and Moto Photo expect to file a joint proxy statement/prospectus and other documents with the Securities and Exchange Commission. PhotoChannel and Moto Photo expect to send the joint proxy statement/prospectus to their respective stockholders seeking their approval of the proposed business combination transaction. We urge investors and stockholders to read the joint proxy statement/prospectus carefully when it is available. The joint proxy statement/prospectus will contain important information about the resulting company, PhotoChannel, Moto Photo, the proposed business combination transaction, and related matters. Investors and stockholders will be able to obtain free copies of the joint proxy statements/prospectus and these documents, once available, as well as other filings made by PhotoChannel and Moto Photo with the Commission through the website maintained by the Commission at http://www.sec.gov. Free copies of the joint proxy statement/prospectus and these other documents, once available, may also be obtained by PhotoChannel stockholder by directing a request to PhotoChannel at Suite 800-900 West Hastings Street, Vancouver, British Columbia V6C 1E5, Canada, and by Moto Photo stockholders by directing a request to Moto Photo at 4444 Lake Center Drive, Dayton, Ohio 45426.

Moto Photo and its directors, executive officers, and certain other members of management and employees may be soliciting proxies from Moto Photo stockholders in favor of the transaction. Information concerning the participants in the solicitation is set forth in the FORM 8-K FILED BY MOTO PHOTO WITH THE SEC ON SEPTEMBER 20, 2000.


                                                               [LOGO]
                                       11
                                                            PHOTOCHANNEL-TM-